Exhibit 99.1

Investor Presentation May 2, 2017

2 Forward Looking Statement This presentation includes forward - looking statements . All statements in this presentation, other than statements of historical facts, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward - looking statements . The words “anticipate,” “estimate,” “expect,” “project,” “plan,” “seek,” “intend,” “believe,” “may,” “might,” “will,” “should,” “could,” “likely,” “continue,” “design,” “expectation,” and the negative of such terms and other words and terms of similar expressions are intended to identify forward - looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short - term and long - term business operations and objectives and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, some of which cannot be quantified and some of which are beyond our control . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this prospectus may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements . In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward - looking statements . We disclaim any duty to update any of these forward - looking statements after the date of this presentation to confirm these statements in relationship to actual results or revised expectations . All forward - looking statements attributable to us are expressly qualified in their entirety by these cautionary statements as well as others made in this presentation . You should evaluate all forward - looking statements made by us in the context of these risks and uncertainties .

www.sachemcapitalcorp.com Background 3 The Company Sachem Capital Corp. Established December 2010 IPO February 2017 - $13 Million Gross Proceeds at $5.00/share Listing NYSE MKT Symbol SACH Bank Bankwell Bank, New Canaan, CT - 15MM revolving line of credit Market Cap (a/o 4/25/17) Approx. $57.2 Million Shares Outstanding 11,103,237 common shares Pro forma, as adjusted Members Equity at 12/31/16 Approx. $40.0 Million Dividend $.05/share paid on April 27, 2017, representing an approximate 8% annualized yield on the $5.00 IPO price

Investment Highlights ▪ We intend to qualify as a REIT and distribute at least 90% of our taxable income to shareholders annually through regular quarterly distributions ▪ Our current expectation is to pay quarterly dividends on our common shares at an annualized rate of approximately 8.0% based upon our $5.00 IPO price, or approximately $0.40 per share per annum. ▪ Experienced management team with intimate knowledge of the Connecticut and surrounding area real estate market ▪ Significant demand for real estate loans under $500k in CT and surrounding areas as traditional lenders are unable to satisfy demand ▪ Disciplined lending ▪ Vertically - integrated loan origination platform ▪ Increased flexibility to structure loans to suit the needs of our clients ▪ History of successful operations 4

Overview 5 ▪ Connecticut - based real estate finance company specializing in originating, underwriting, funding, servicing and managing a portfolio of short - term (“hard money”) loans on property located primarily in Connecticut ▪ Since inception in 2010, we have made approximately 415 loans in the aggregate. ▪ Portfolio consisted of 217 loans as of December 31, 2016 with an aggregate loan amount of approximately $33.8 million with loans ranging from $35,000 to $1.1 million ▪ Main goal is to grow loan portfolio, while preserving capital as we aim to provide investors with excellent risk adjusted returns ▪ We intend to qualify as a REIT and will therefore distribute at least 90% of our taxable income to shareholders annually. We intend to pay regular quarterly distributions to holders of our common shares. ▪ Completed our IPO of 2,600,000 shares of common stock at $5.00 per share. The IPO was consummated on February 15, 2017.

Business Model 6 ▪ Grow first mortgage loan portfolio while protecting and preserving capital ▪ Provide investors with risk adjusted returns through dividends ▪ Disciplined underwriting and extensive due diligence culture focusing primarily on value of underlying collateral as well as the borrower and its principals ▪ Intimate knowledge of CT real estate market and ability to respond quickly to customer needs and demands ▪ Structure mortgage loans to fit needs and business plans of borrowers » Acquire and/or renovate existing residential real estate properties » Acquire vacant real estate and construct residential real estate properties » Purchase and hold income producing properties ▪ Loans are secured by first mortgages on real estate and personally guaranteed by borrower ▪ Revenue is generated from interest borrowers pay on loans as well as fee income generated from origination, processing, and extension of loans

Annual Interest Income Growth 7 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 2011 2012 2013 2014 2015 2016

▪ Capitalize on opportunities created by the long - term structural changes in the real estate lending market and the continuing limited liquidity in the commercial and investment real estate markets ▪ Take advantage of the prevailing economic environment as well as economic, political and social trends that may impact real estate lending ▪ Remain flexible in order to capitalize on changing sets of investment opportunities that may be present in the various points of an economic cycle ▪ Operate so as to qualify as a REIT and for an exemption from registration under the Investment Company Act. ▪ Capitalize on competitor policies that inhibit borrower retention and repeat business. Strategy 8

Loan Structure Principal Amount $35,000 to $1.1 million (maximum loan amount cannot exceed 10% of portfolio) Loan - to - Value Ratio Up to 65% Interest Rate Fixed rate between 9% and 12% with a default rate of 18% Origination 2.0% for loans of one year to 5.0% for three - year loans Terms One to three years Prepayments No prepayment penalty Payment Terms Interest payable monthly with principal payable at maturity 9

Amount Number of Loans Aggregate Principal Amount Less than $100,000 98 $6,473,420 $100,001 to $250,000 89 $13,332,281 $250,001 to $500,000 22 $7,354,043 $500,001 to $1,000,000 7 $5,498,665 Over $1,000,000 1 $1,092,201 Total 217 $33,750,610 Loan Portfolio as of December 31, 2016 ▪ Approximately 86% of the loans had an original principal amount of $250,000 or less. ▪ Approximately 96% of the loans had an original principal amount of $500,000 or less. ▪ The average loan size was approximately $155,000 and the median loan size was $105,000. (1) Loan commitment is $1.1 million 10 (1)

As of December 31, 2016 As of December 31, 2015 Developer – Residential Mortgages $21,343,927 $18,820,509 Developer – Commercial Mortgages $9,049,942 $5,712,566 Land Mortgages $3,149,602 $2,619,792 Mixed Use $207,139 $380,000 Total Mortgages Receivable $33,750,610 $27,532,867 Loan Portfolio 11

We utilize a combination of equity capital and debt financing to fund operations: Financing Strategies Sources of Capital December 31, 2016 Debt Line of Credit Mortgage Payable $8,113,943 310,000 Total Debt $8,423,943 Other Liabilities $1,459,863 Capital (equity) $28,485,615 Total sources of capital $38,369,421 Assets Mortgage receivable $33,750,610 Other assets $4,618,811 Total assets $38,369,421 12

2016 2015 Principal amount of loans earning interest $33,750,610 $27,532,867 Loans originated $21,580,103 $19,412,438 Loans repaid $14,861,360 $5,812,116 Mortgage lending revenues $4,133,495 $2,786,724 Mortgage lending expenses $1,082,868 $479,821 Number of loans outstanding 217 180 Average outstanding loan balance $155,533 $152,960 Net Portfolio Rate of Return 12.23% 11.76% Weighted average term to maturity (in months) 18 20 Loan Portfolio 13 Years ended December 31,

Portfolio Performance 2015 2016 Change (’16 vs ‘15) Total Assets $30,795,486 $38,369,421 24.6% No. of loans in Portfolio 180 217 21.2% Principal Amount of Loans in Portfolio $27,532,867 $33,750,610 22.6% Annual Interest Income $2,477,876 $3,648,427 47.2% Gross Origination Fee Income (1) $721,284 $824,008 14.2% Wtd . Average Contractual Interest Rate (2) 11.8% 12% 1.6% Blended Loan - to - Value (LTV) 46.5% 47.9% 3.0% Foreclosures Initiated 2 1 - 50% Loan Principal Paid Off $5,812,116 $14,861,360 155.7% 14 (1) Origination Fees net of Manager Compensation was $108,385 and $197,378 in 2015 and 2016, respectfully. (2) Weighted average contractual interest rate does not include origination fee income.

Financial Highlights 15 Year Ended December 31, 2016 Year Ended December 31, 2015 Interest income from loans $3,648,427 $2,477,876 Total revenue $4,133,495 $2,786,724 Total operating costs and expenses $1,082,868 $479,821 Net income $3,050,627 $2,306,903

Management Team ▪ Co - founder and Chairman, Co - Chief Executive Officer, Chief Financial Officer and Secretary. ▪ Co - founder of Sachem Capital Partners (“SCP”), and Co - founder and Managing Partner of JJV, LLC, manager of SCP since their inception in December 2010. ▪ Mr. Villano, a certified public accountant, was previously engaged in private practice for over 30 years performing accounting, auditing and tax preparation services. ▪ Mr. Villano’s responsibilities include oversight of all aspects of business operations, including loan origination and servicing, investor relations, brand development and business development. ▪ Also responsible for the direction and oversight of all financial and accounting matters. ▪ Mr. Villano holds a Bachelor’s Degree in Accounting from the University of Rhode Island . John L. Villano, CPA Jeffrey Villano ▪ Co - founder and Co - Chief Executive Officer, President and Treasurer. ▪ Co - founder of Sachem Capital Partners (“SCP”), and Co - founder and Managing Partner of JJV, LLC, manager of SCP since their inception in December 2010. ▪ Responsibilities include oversight of all aspects of our business operations, including loan origination and servicing, investor relations, brand development and business development. ▪ Mr. Villano received an Associate’s Degree from Eastern Connecticut State University. 16

John L. Villano, CPA 23 Laurel Street Branford, Connecticut 06405 203 - 433 - 4736 jlv@sachemcapitalcorp.com